EL PASO

D. Dwight Scott
Executive Vice President and Chief Financial Officer
______________________________________

Offshore Technology Conference
CSFB Luncheon
May 4, 2004

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Cautionary Statement Regarding Forward-looking Statements
------------------------------------------------------------ep---
This presentation includes forward-looking statements and projections, made in reliance on the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The company has made every reasonable effort to ensure that the information and assumptions on which these statements and projections are based are current, reasonable, and complete.
However, a variety of factors could cause actual results to differ materially from the projections, anticipated results or other expectations expressed in this presentation, including, without limitation, any developments arising from additional reviews of the reserve revisions performed internally are by independent counsel to the Audit Committee; the extent and time periods involved in the restatement of our prior years' financial results; the upcoming discussions with the SEC regarding the company's plan for restatement of prior years' financial results;
the potential impact of the restatement of financial results on our access to capital (including borrowings under credit arrangements); the availability of certain information required to complete some alternative forms of restatement associated with the reserve revisions; further changes in reserve estimates based upon internal and third party reserve analyses; uncertainties associated with the outcome of governmental investigations;
outcome of litigation including shareholder derivative and class actions related to reserve revisions and restatements; consequences arising from the delay and filing of our periodic reports; and other factors described in the company's (and its affiliates') Securities and Exchange Commission filings. While the company makes these statements and projections in good faith, neither the company nor its management can guarantee that anticipated future results will be achieved. Reference must be made to those filings for additional important factors that may affect actual results. The company assumes no obligation to publicly update or revise any forward-looking statements made herein or any other forward-looking statements made by the company, whether as a result of new information, future events, or otherwise.

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Overview
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*Long-Range Plan outlined a path toward:
*Reducing debt to approximately $15 billion net of cash by
 December 31, 2005
*Asset sales of $3.3-$3.9 billion cash proceeds
*Recovery of working capital
*Related debt reduction of $1.8 billion
*$0.75-$1.10 earnings per share in 2006
*Developing a fit-for-purpose organization
*Cutting annual expenses by $150 MM
*Continue to invest in core businesses
*Aligning compensation with shareholder interests
*We have made significant progress to-date

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Reserve Revision Update
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*Independent review conclusions affirm need to restate prior period financial results
*Answer to "How many hydrocarbons did you own at year end 2003?"
 remains the same--2.6 Tcfe
*May 3 announcement contains all information availalbe for public disclosure at this time; continuing to cooperate with SEC and U.S. Attorney's office
*Controls are in place or being implemented, management has been changed, production update to be provided to market in 2Q.

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Progress Report: Asset Sales
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                                                       $ Millions
$3.4 billion closed or announced

[Green]        Asset sales goal
[Yellow]       Asset sales closed or announced

[Graph]
                         [Green]         [Yellow]
Power                   $900-$1,200        $  922
Field Services          $1,000             $1,353
Production              $600-$700          $  352
Petroleum               $500-$600          $  647
Pipeline & Other        $250-$350          $  147

We've exceeded the low-end of our range of $3.3 to $3.9 billion of asset sales prior to December 31, 2005; not adjusting our ranges at this time

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Elimination of Non-recourse Obligations
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                                                       $ Billions
$1.1 billion closed or announced

[Graph]
Target Through 2005         $1.8
Closed or Announced         $1.1

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Net Debt and Liquidity
as of March 31, 2004
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                                                       $ Billions

                    Sept. 30,          Dec. 31,          Mar. 31,
                      2003               2003              2004
-----------------------------------------------------------------
Cash                  $ 1.6             $ 1.4             $ 1.8*
Total debt             23.6              21.8               21.3
                     --------------------------------------------
  Net debt            $21.9             $20.4               $19.5
                     ============================================

                     Mar. 31,
                       2004
-----------------------------
Available Cash        $ 1.5
R/C Capacity            1.2
                     ========
   Total liquidity    $ 2.7
                     ========

*Cash is $0.3 billion higher than available cash as this cash is located at various subsidiaries, some of which are overseas.

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Asset Sales Put El Paso Ahead of Schedule
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                                                     $ Millions

                                Net                  Non-recourse
                             Proceeds                    Debt
-----------------------------------------------------------------
Closed in 1Q 2004
    *Eagle Point refinery     $   246                   $    -
    *Aruba refinery               261                        -
    *Canadian E&P properties      352                        -
    *Mohawk River Funding IV        5                       75
    *Other                         15                        -
                             ------------------------------------
          *Total              $   879                    $  75
                             ====================================

Announced and expected to close in 2004
    *GTM/EPD transaction      $ 1,020                    $   -
    *Domestic power plants        818                      174
    *Utility contract fun          21                      815
    *Other                         48                        -
                             ------------------------------------
          *Total              $ 1,907                    $ 989
                             ====================================

2.8 billion announced and expected to close in 2004

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Fit for Purpose Organization
------------------------------------------------------------ep---
[Green]      Long term
[Yellow]     Medium term
[Orange]     Near term

EPC Holding Company

                     Unregulated Businesses

Production and Processing [Green]        Marketing and Trading [Green]

Brazilian Integrated Business [Green]    EPD/GTM Interest[Green]

Asian Power [Yellow]                     Global Networks [Yellow]

Domestic, European, and                  Discontinued Operations [Orange]
C. American Power [Yellow]

                      Regulated Businesses

Southern Pipelines (SNG, 50% Citrus) [Green]

Western Pipelines (EPNG, CIG, WIC, Mojave) [Green]

Eastern Pipelines (TGP, ANR, Great Lakes) [Green]

     *Mexico JV Operations [Green]

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Reorganization Progress
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    * Reduced
         *40% of officer positions
         *21% of director positions
         *9% of rest of organization *
    *On track to achieve $150 MM of annual cost savings by 2006

*Not including field operations or field services business

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Business Segment Update
                                                            ep
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Pipeline Goals
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    *Maintain leadership in North American infrastructure development
    *Manage capital and costs
    *Continue recontracting success
    *Provide stable earnings and cash flow
    *2%-5% earnings growth post-2004

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Production Goals
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    *New leadership
    *Touch bottom
    *Lengthen R/P
    *Reduce natural declines
    *Capital discipline and execution
    *Regain credibility

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Compensation Philosophy Tied to Pay for Performance
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    *Metrics tied to shareholder value
         *Performance against plan
         *Relative share price performance
         *Long-term value creation
    *Critically evaluate individual performance
    *Widen incentive bands
    *Equity to top 900+/- (1.5% annual dilution)

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Summary
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    *On track to achieve 2006 goals
         *Debt reduction well ahead of schedule
         *Earnings dependent upon DD&A rate
         *Underlying factors are on target
    *Pipelines performing very well
    *Production plan available in 2Q
    *Most keys to future success are within our control

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